UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2012

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056
(Address of principal executive offices)	(zip code)

(713) 621-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events

Rowan Companies plc is filing this report to provide additional detail and information regarding fees paid to its independent public accountants, Deloitte & Touche LLP and its affiliates (Deloitte) during 2011. The table below sets forth the fees paid to Deloitte over the past two years. All such audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP and its affiliates was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Fees billed by Deloitte & Touche LLP in 2010 and 2011 were as follows:

	2011	2010
	(in millions)
Audit fees(a)	$2.0	$2.0

Audit-related fees(b)	.5	.7

Tax fees(c)	2.9	.8

All other fees	—	—

Total	$5.4	$3.5

(a)	Fees for audit services billed in 2010 and 2011 consisted of:

•	Audit of the Company’s annual financial statements;

•	Reviews of the Company’s quarterly financial statements;

•	Statutory audits;

•	Services related to SEC matters; and

•	Attestation of management’s internal controls, as required by Section 404 of the Sarbanes-Oxley Act.

(b)	Fees for audit-related services billed in 2010 consisted of a separate financial audit of the Company’s manufacturing business, assistance with the Company’s acquisition of Skeie Drilling and Production AS, and subscriptions to an online technical library. Fees for audit-related services billed in 2011 consisted of the separate financial audit of the Company’s manufacturing business and assistance with the sale of the Company’s manufacturing and land business.

(c)	Fees for tax services billed in 2010 and 2011 consisted of tax compliance and tax planning advice. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings. The following table shows a breakdown of such fees paid in 2011, which are primarily related to significant one-time events:

Transaction or Event	Fees Paid in 2011
(in millions)
Purchase of Skeie Drilling & Production ASA (1)	$1.6

Sale of LeTourneau Technologies, Inc. (2)	$0.9

Other	$0.4

(1)	The Company purchased Skeie Drilling & Production ASA in 2010.
(2)	The Company sold its manufacturing subsidiary, LeTourneau Technologies, Inc. to Joy Global, Inc. in June 2011. Prior to that transaction, Deloitte was engaged to assist the Company in tax planning and structuring related to a potential spin-off of LeTourneau from the Company, which did not occur due to the sale.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES plc

By:	/s/ William H. Wells
William H. Wells
Senior Vice President – CFO and Treasurer
(Principal Financial Officer)

Dated: July 5, 2012